                                                                   EXHIBIT 99.1


                              LETTER OF TRANSMITTAL

                              AUTOTOTE CORPORATION

                                OFFER TO EXCHANGE
                                       ITS
                      10-7/8% SERIES B SENIOR NOTES DUE 2004
                       FOR ANY AND ALL OF ITS OUTSTANDING
                      10-7/8% SERIES A SENIOR NOTES DUE 2004

               PURSUANT TO THE PROSPECTUS DATED SEPTEMBER 12, 1997


--------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                      ON OCTOBER 21, 1997, UNLESS EXTENDED.
--------------------------------------------------------------------------------


To:                              EXCHANGE AGENT:
                       IBJ SCHRODER BANK & TRUST COMPANY


By Registered or Certified Mail:                   By Hand/Overnight Courier:

IBJ Schroder Bank & Trust Company              IBJ Schroder Bank & Trust Company
          P.O. Box 84                                   One State Street
  New York, New York 10274-0084                     New York, New York 10004
    Attention: Reorganization                   Attention: Securities Processing
      Operations Department                       Window, Subcellar One (SC-1)


                             Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 858-2611

                             Facsimile Confirmation:
                                 (212) 858-2103

                          For Information By Telephone:
                                 (212) 858-2103

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus, dated September 12, 1997 (the "Prospectus"), of Autotote Corporation, a Delaware corporation (the "Company"), relating to the offer of the Company, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and the instructions hereto (which together with the Prospectus and the instructions hereto constitute the "Exchange Offer"), to exchange $1,000 principal amount of its 10-7/8% Series B Senior Notes due 2004 (the "New Notes") for each $1,000 principal amount of its issued and outstanding 10-7/8% Series A Senior Notes due 2004 (the "Old Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

         This Letter of Transmittal is to be used whether the Old Notes are to be physically delivered herewith, or whether guaranteed delivery procedures or book-entry delivery procedures are being used, pursuant to the procedures set forth under the caption "The Exchange Offer" in the Prospectus. If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility"), this Letter of Transmittal need not be manually executed; provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer." THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS MUST BE RECEIVED, OR DTC'S PROCEDURES FOR BOOK-ENTRY TRANSFER MUST BE COMPLETED, BY 5:00 P.M. NEW YORK CITY TIME ON OCTOBER 21, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). If a person or entity in whose name Old Notes are registered on the books of the Registrar (a "Registered Holder") desires to tender Old Notes and such Old Notes are not immediately available or time will not permit all documents required by the Exchange Offer to reach the Exchange Agent (or such Registered Holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Old Notes.

         The undersigned hereby acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") or any other available exemption under the Securities Act, or (ii) a person that is an "affiliate" of the Company or the Guarantors (as defined in the Prospectus) within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate in the distribution of such New Notes.
See and "The Exchange Offer -- Resales of New Notes."

         THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

         The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, it represents that it has received representations from the beneficial owners of the Old Notes stating, that (i) the New Notes to be acquired in connection with the Exchange Offer by the Holder and each beneficial owner of the Old Notes are being acquired by the Holder (as defined in the Prospectus) and each beneficial owner in the ordinary course of business of the Holder and each beneficial owner, (ii) the Holder and each beneficial owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) the Holder and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer -- Resales of New Notes," (iv) that if the Holder is a broker-dealer that acquired Old Notes as a result of market making or other trading activities, it will deliver a prospectus in connection with any resale of New Notes acquired in the Exchange Offer, (v) the Holder and each beneficial owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulations S-K of the Securities Act, and (vi) neither the Holder nor any beneficial owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or of the Guarantors except as otherwise disclosed to the Company in writing.

         In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer the Old Notes tendered hereby.

         The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

         The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         The undersigned understands that by tendering Old Notes pursuant to one of the procedures described in the Prospectus and the instructions hereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued up to the date of issuance of the New Notes.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept the exchange of any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated herein under the box entitled "Special Exchange Instructions" below, please deliver New Notes in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send New Notes to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Exchange Instructions" to transfer any Old Notes from the name of the Registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

         THE UNDERSIGNED BY COMPLETING THE BOX "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE EXCHANGE OFFER.

 ................................................................................
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (SEE INSTRUCTIONS 1 AND 3 AND THE FOLLOWING PARAGRAPH)

 ................................................................................

 ................................................................................
                            SIGNATURE(S) OF OWNER(S)
Dated:...................................................................., 1997

If the Holder(s) is/are tendering any Old Notes, this Letter of Transmittal must be signed by the Registered Holder(s) as the name(s) appear(s) on the Old Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s).........................................................................

 ................................................................................
                             (PLEASE TYPE OR PRINT)

Capacity:.......................................................................

Address:........................................................................

 ................................................................................
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number..................................................
Employer Identification or
Social Security No(s).:.........................................................
                               (SEE INSTRUCTION 5)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
   an Eligible Institution:

Authorized Signature:...........................................................

Printed Name:...................................................................

Title:..........................................................................

Name of Firm:...................................................................

Address:........................................................................

 ................................................................................
                               (Include Zip Code)

Area Code and Telephone Number..................................................

Dated:...................................................................., 1997

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed thereto. See

Instruction 7. The minimum permitted tender is $1,000 principal amount of Old Notes; all other tenders must be in integral multiples of $1,000.

==================================================================================================================================
                                                    DESCRIPTION OF OLD NOTES
----------------------------------------------------------------------------------------------------------------------------------
                    (I)                                 (II)                       (III)                        (IV)
                                                                                 AGGREGATE
                                                                                 PRINCIPAL                    PRINCIPAL
    NAME(S) AND ADDRESS(ES) OF HOLDER(S)            CERTIFICATE                   AMOUNT                       AMOUNT
         (PLEASE FILL IN, IF BLANK)                  NUMBER(S)                  REPRESENTED                   TENDERED
----------------------------------------------------------------------------------------------------------------------------------

                                             -------------------------------------------------------------------------------------

                                             -------------------------------------------------------------------------------------

                                             -------------------------------------------------------------------------------------

                                             -------------------------------------------------------------------------------------
                                               TOTAL............................................................................
----------------------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Exchange Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 8.


[ ]      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 3):

         Name(s) of Registered Holder(s):.......................................

         Date of Execution of Notice of Guaranteed Delivery:....................

         Name of Eligible Institution that Guaranteed Delivery:.................

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:..................................................................

         Address:...............................................................


         If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Old Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

--------------------------------------------------------------------------------
                          SPECIAL EXCHANGE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)
--------------------------------------------------------------------------------

To be completed ONLY if Old Notes in a principal amount not exchanged and/or New Notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue and mail: (check appropriate box(es)):

[ ]    New Notes to:                [ ]    Old Notes to:



Name(s).........................................................................
                             (PLEASE TYPE OR PRINT)

 ................................................................................
                             (PLEASE TYPE OR PRINT)

Address.........................................................................

 ................................................................................
                                   (ZIP CODE)

 ................................................................................
                EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                       (COMPLETE THE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)
--------------------------------------------------------------------------------

To be completed ONLY if Old Notes in a principal amount not exchanged and/or New Notes are to be sent to the person or persons whose signature(s) appear(s) on this Letter of Transmittal at an address other than that shown in the box entitled "Description of Old Notes" on this Letter of Transmittal above, or to someone other than such person or persons.



Mail and deliver:  (check appropriate box(es)):

[ ]   New Notes to:                 [ ]   Old Notes to:

Name(s).........................................................................
                             (PLEASE TYPE OR PRINT)

 ................................................................................
                             (PLEASE TYPE OR PRINT)
Address.........................................................................

 ................................................................................
                                   (ZIP CODE)

 ................................................................................
                EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

                    TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                               (SEE INSTRUCTION 5)

                 PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY


       SUBSTITUTE                Part 1 -- PLEASE PROVIDE YOUR       SOCIAL SECURITY NUMBER
        FORM W-9                 TIN IN THE BOX AT RIGHT AND
                                 CERTIFY BY SIGNING AND
Department of the Treasury       DATING BELOW.                       OR ______________________________
 Internal Revenue Service                                               EMPLOYER IDENTIFICATION NUMBER

Payer's Request for Taxpayer
Identification Number (TIN)

PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

                                                                PART 3 --
SIGNATURE________________________  DATE____________, 1997       AWAITING TIN [ ]


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY INTEREST PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.

SIGNATURE _________________________________________  DATE _________________ 1997

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Delivery of this Letter of Transmittal and Old Notes: Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Exchange Offer, the Old Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal and tendered Old Notes must be received by the Exchange Agent at one of such addresses on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Notes may be effected in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer." If the beneficial owner of any Old Notes is not the Registered Holder, then such person may validly tender such person's Old Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the Registered Holder.

         THE METHOD OF DELIVERY OF THE OLD NOTES AND THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY OF AN AGENT'S MESSAGE (AS DEFINED IN THE PROSPECTUS), IS AT THE ELECTION AND RISK OF THE HOLDER. LETTERS OF TRANSMITTAL OF OLD NOTES SHOULD BE DELIVERED ONLY BY HAND OR BY COURIER, OR TRANSMITTED BY MAIL, AND ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON. IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         If a Holder desires to tender Old Notes and such Holder's Old Notes are not immediately available or time will not permit such Holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder's Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such Holder's tender may be effected if:

              (a) such tender is made by or through an Eligible Institution (as defined below);

              (b) prior to the Expiration Date, the Exchange Agent has received a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) from such Eligible Institution setting forth the name and address of the Holder of such Old Notes, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the certificate(s) representing the Old Notes, and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

              (c) this Letter of Transmittal, or a manually signed facsimile hereof, and certificate(s) representing the Old Notes tendered, in proper form for transfer (or a Book-Entry Confirmation (as defined in the Prospectus) with respect to such Old Notes) and all other required documents are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         2. Withdrawal of Tenders. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         To be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal before the Exchange Agent receives notice of acceptance from the Company. Any such notice of withdrawal must (i) specify the name of the person who deposited the Old Notes to be withdrawn (the "Depositor"), (ii) contain the description of the Old Notes to be withdrawn, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the aggregate principal amount represented by such Old Notes or a Book-Entry Confirmation with respect to such Old Notes, (iii) be signed by the Holder of such Old Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence (A) satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes and (B) sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates, to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If the Old Notes have been tendered pursuant to the procedure for book-entry tender set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," a notice of withdrawal must specify, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Old Notes and must otherwise comply with the procedures of the Book-Entry Transfer Facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Withdrawals may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto. However, properly withdrawn Old Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus at any time on or prior to the Expiration Date.

         3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Old Notes without any change whatsoever.

         If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

         When this Letter of Transmittal is signed by the Registered Holder or Holders specified herein and tendered hereby, no endorsements of such Old Notes or separate bond powers are required. If, however, New Notes are to be issued, or any untendered principal amount of Old Notes are to be reissued to a person other than the Registered Holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required.

         If this Letter of Transmittal is signed by a person other than the Registered Holder(s), such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder(s) appear(s) on the Old Notes.

         If this Letter of Transmittal or a Notice of Guaranteed Delivery or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Except as described in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an "Eligible Institution" which is a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or otherwise be an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Old Notes tendered pursuant hereto are tendered (i) by a Registered Holder of Old Notes (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing it as the owner of such Old Notes) who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See the Prospectus, "Procedures for Tendering Old Notes."

         Endorsement on Old Notes or signatures on bond forms required by this Instruction 3 must be guaranteed by an Eligible Institution.

         4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which New Notes and/or substitute Old Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

         5. Taxpayer Identification Number and Backup Withholding. Federal income tax law of the United States requires that a Holder of Old Notes whose Old Notes are accepted for exchange provide the Company with such Holder's correct taxpayer identification number, which, in the case of a Holder who is an individual, is the Holder's social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the Holder's correct taxpayer identification number, the exchanging Holder of Old Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, interest on the New Notes acquired pursuant to the Offer may be subject to backup withholding in an amount equal to 31 percent of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing a return.

         To prevent backup withholding, each exchanging Holder of Old Notes subject to backup withholding must provide its correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging Holder of Old Notes is awaiting a taxpayer identification number) and that either (a) the exchanging Holder has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that it is no longer subject to backup withholding.

         Certain exchanging Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal. Nonresident aliens should submit Form W-8, available from the Exchange Agent upon request.

         6. Transfer Taxes. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the Holder of the Old Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If Holders tender Old Notes for exchange and the Exchange Offer is not consummated, such Old Notes will be returned to the Holders at the Company's expense.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

         7. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Old Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

         8. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered in column (iv) of the box entitled "Description of Old Notes" in this letter of transmitted In the case of partial tenders, the Old Notes in fully registered form for the remainder of the principal amount of the Old Notes tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

         Unless otherwise indicated in column (iv) in the box entitled "Description of Old Notes" in this Letter of Transmittal, and subject to the terms and conditions of the Exchange Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Old Notes indicated in column
(iii) of such box.

         9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         10. Validity and Acceptance of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such period of time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes for exchange, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of the Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         11. Requests for Assistance or Additional Copies. IBJ Schroder Bank & Trust Company is the Exchange Agent. All tendered Old Notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent at the addresses or facsimile number set forth on the first page of this Letter of Transmittal. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal and other related documents should be addressed to the Exchange Agent as follows:

                        IBJ Schroder Bank & Trust Company
                                   P.O. Box 84
                          New York, New York 10274-0084
                            Attention: Reorganization
                              Operations Department

                             Facsimile Transmission:
                        (for Eligible Institutions Only)
                                 (212) 858-2611

                             Facsimile Confirmation
                                 (212) 858-2103

                          For Information by Telephone
                                 (212) 858-2103


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